SCHEDULE 14A-INFORMATION REQUIRED IN PROXY STATEMENT

          (Last amended in Exch Act Rel No. 35113, Eff. 1/30/95.)

                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                             (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

_________________________Farmers National Banc Corp._________________________
               (Name of Registrant as Specified in its Charter)

_____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
    ............................................................................
    2) Aggregate number of securities to which transaction applies:
    ............................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 ............................................................................
    4) Proposed maximum aggregate value of transaction:
    ............................................................................
    5) Total fee paid:
   ............................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

   ............................................................................
    2) Form, Schedule or Registration Statement No.:

   ............................................................................
    3) Filing Party:

 ............................................................................
    4) Date Filed:
 ............................................................................
(Amended by Exch Act Rel No. 35113, eff 1/30/95.)





                        FARMERS NATIONAL BANC CORP
                           20 SOUTH BROAD STREET
                           CANFIELD, OHIO 44406

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               March 4, 1996

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the regular annual meeting of the Shareholders of FARMERS NATIONAL BANC CORP, Canfield, Ohio will be held at Colonial Catering located at 429 Lisbon Street, Canfield, Ohio on Thursday March 28, 1996, at four-thirty o'clock (4:30) P.M., Eastern Standard Time, for the purpose of considering and voting upon the following matters:

     (1) ELECTION OF DIRECTORS. Fixing the number of Directors to be elected at eight (8) and the election of the eight (8) persons listed in the accompanying Proxy Statement.

      (2) AMENDMENT TO ARTICLE IV. Increasing the authorized number of shares to 5,000,000 shares of stock with no par value from 2,400,000 shares of stock with a par value of $2.50 per share.

     (3) SUCH OTHER BUSINESS as may properly come before the meeting or any adjournment thereof.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE (whether or not you plan to attend the meeting in person).

     IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

     Only those shareholders of record at the close of business on February 28, 1996 shall be entitled to notice of meeting and to vote at the meeting.

                         BY ORDER OF THE BOARD OF DIRECTORS
                         WILLIAM D. STEWART, PRESIDENT

























                          FARMERS NATIONAL BAN             C CORP
CANFIELD, OHIO 44406

                          PROXY STATEMENT
                   ANNUAL MEETING OF SH           AREHOLDERS

                          MARCH 28, 1996

     Farmers National Banc Corp, herein referred to as "Farmers" or the "Corporation" is furnishing this Proxy Statement to its shareholders in connection with the solicitation, by order of the Board of Directors of Farmers, of proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, March 28, 1996 at 4:30 P.M., Eastern Standard Time, at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, and at any adjournments thereof. The cost for solicitation of proxies will be borne by Farmers. Brokerage firms and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. Farmers will, upon request, reimburse brokerage firms, and other custodians, nominees and fiduciaries for the execution of proxies and for their expenses in forwarding proxy material to their principals. The proxy statements and the form of proxy are being mailed on March 4, 1996 or as soon thereafter as practicable to all shareholders entitled to vote at the meeting. In addition to the use of mails, proxies may be solicited by officers, directors and employees of Farmers by personal interview, telephone and telegraph.

VOTING RIGHTS
     Only shareholders of record at the close of business on February 28, 1996 will be entitled to vote at the meeting. As of February 28, 1996, Farmers had issued and outstanding 1,644,559 shares of common stock with a par value of $2.50 per share. Each outstanding share entitles the recordholder to one vote. The number of shares present at the meeting in person or by proxy will constitute a quorum for the transaction of business.

     It is important that your stock be represented at the meeting regardless of the number of shares you may own. We would appreciate your signing and returning the enclosed proxy. The shares represented by each proxy, which is properly executed and returned to Farmers, will be voted in the manner described in this proxy statement and the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the eight (8) persons listed and "FOR" the amendment to Article IV as stated in this Proxy Statement. The proxy may be revoked at any time prior to its exercise, by delivering notice of revocation or a duly executed proxy bearing a later date to the Treasurer of the Corporation at any time before the proxy is voted. Shareholders who attend the meeting in person may vote their stock even though they may have sent in a proxy. No officer or employee of Farmers may be named as a proxy. If you received two or more proxy forms because of difference in addresses or registration of shareholdings, each should be executed and returned in order to assure a complete tabulation of all shares.

     The Corporation will appoint two officers to act as inspectors for purposes of tabulating the votes cast by proxy. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting.

     The Annual Report of Farmers for the calendar year 1995 has been mailed to Shareholders.

     THE FORM 10-K ANNUAL REPORT TO THE SECURITIES & EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST TO RICHARD L. CALVIN, EXECUTIVE VICE PRESIDENT AND TREASURER, FARMERS NATIONAL BANC CORP, 20 SOUTH BROAD STREET, PO BOX 555, CANFIELD, OHIO 44406.



PROPOSAL TO AMEND ARTICLES OF INCORPORATION:
AMEND ARTICLE IV TO INCREASE
AUTHORIZED SHARES TO 5,000,000

     Farmers' Amended Articles of Incorporation (the "Articles") presently authorize the issuance of 2,400,000 shares of $2.50 par value common stock, of which 1,644,559 shares were issued and outstanding as of December 31, 1995. The Board of Directors believes that an increase in the number of authorized shares to 5,000,000 would be in the best interest of Farmers and its shareholders. The authorization of additional shares in the Articles of Incorporation will in no way affect the rights of current shareholders. The existing voting rights, dividend rights, redemption rights and similar rights of shareholders will in no way be affected by the proposed amendment to the Articles of Incorporation. The Board unanimously recommends adoption by the shareholders of the following resolution:

     BE IT RESOLVED:  that Article IV of the Amended Articles of
Incorporation of the Corporation be amended to read in its entirety as follows:

     The aggregate number of common shares which the corporation shall have the authority to issue is Five Million (5,000,000) shares each of no par value. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.

     Adoption of the foregoing resolution by the shareholders will enable the Board of Directors to continue issuing additional shares through Farmers' Dividend Reinvestment Plan and afford the Board additional corporate flexibility.

ADOPTION OF THE PROPOSED AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO THIRDS (2/3) OF THE COMMON SHARES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.






















ELECTION OF DIRECTORS

     Pursuant to the Code of Regulations, the authorized number of directors of Farmers has been set at eight (8). The Board of Directors has nominated the eight (8) persons named below to serve as directors until the next Annual Meeting or until their earlier death, resignation or removal from office.
Each of the eight (8) nominees is presently a member of the Board of Directors and has consented to serve another term as director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

INFORMATION WITH RESPECT TO NOMINEES

     Certain information in the following tabulation has been furnished to Farmers by the respective nominees for director.
                                                  Shares Owned
Name                 Principal Occupation         Beneficially
Age                      And Five Year            at 12/31/95 &
Director Since(A)     Business Experience         % of Class (B)
----------------------------------------------------------------------

Benjamin R. Brown    President and Owner, Castruction     13,094
Age 50               Company, incorporated in 1965 -         .80%
Director - 1991      designs and manufactures pre-cast
                     shapes and associated products for
                     the steel industry.

Richard L. Calvin    Executive Vice President/Cashier     17,888
Age 69               of Farmers National Bank since 1972    1.09%
Director - 1975      Executive Vice President/Treasurer of
                     Farmers National Banc Corp-1983

Joseph O. Lane       Owner and President of  Lane Funeral 36,835
Age 71               Homes, Inc. since 1950, Lane Life      2.24%
Director - 1965      Paramedics, Inc. and Lane Monument Co.
                     - operates three funeral homes, and EMT
                     and ambulance service.























David C. Myers       Co-owner of Myers Equipment Company         11,680
Age 67               since 1955 - sales of truck equipment          .71%
Director - 1988      and school buses.  Mr. Myers operates
                     a 2000 acre farm since 1946.

Edward A. Ort        President of Ort Furniture Mfg Co.           2,701
Age 66               since 1973 - manufacture of upholstered        .16%
Director - 1993      furniture which is shipped to retail
                     furniture stores in northeastern United
                     States since 1957.

Frank L. Paden       EVP/Sr. Loan Officer of Farmers National     3,774
Age 44               Bank since 1995.  Executive Vice Pres.         .23%
Director - 1992      of Farmers National Banc Corp. since 1995.
                     Previously, Sr. Vice Pres./Loan Dept. Mgr.
                     of Farmers National Bank since 1991.

William D. Stewart   President of Farmers National Bank          14,288
Age 66               since 1972, President & Secretary of           .87%
Director - 1972      Farmers National Banc Corp since 1983.

Ronald V. Wertz      President since 1981 and Director           11,133
Age 48               since 1974 of Boyer Insurance Inc. -           .68%
Director - 1989      provides risk management analysis and
                     policies for individuals, families and
                     business insurance plans, including
                     property, liability, health, life and
                     bonding.

(A) Includes the period served as a director of The Farmers National Bank of Canfield prior to its reorganization into a wholly owned subsidiary of this Corporation.

(B) Beneficial Ownership includes those shares over which the nominee has either sole or shared voting and/or investment powers, such as beneficial
interest of a spouse, children, grandchildren or business affiliates.    There
are no family relationships between any of the above named nominee-directors or any of the principal officers of Farmers.


FIVE PERCENT EQUITY SECURITY OWNERS

     At the record date, no persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) owned of record, or to the Corporation's knowledge owned beneficially, 5% or more of the Corporation's outstanding stock.


SECURITY OWNERSHIP OF MANAGEMENT
     The total shares held beneficially by Directors, Nominees and Executive Officers as a group (113,490) is 6.90% of shares issued and outstanding as of December 31, 1995.












                   COMMITTEES OF THE BOARD OF DIRECTORS

     At the Directors' organizational meeting, held immediately following the last annual shareholders' meeting of The Farmers National Banc Corp, held on March 30, 1995, the following committees were appointed by the Chairman:

EXECUTIVE COMPENSATION AND EMPLOYEES SALARY COMMITTEE: Joseph O. Lane, Chairman; Benjamin R. Brown, David C. Myers, Edward A. Ort and Ronald V. Wertz.

EXAMINING COMMITTEE: David C. Myers, Chairman; Benjamin R. Brown, Edward A. Ort and Ronald V. Wertz.

DISCOUNT COMMITTEE:  William D. Stewart, Chairman; Benjamin R. Brown, Richard
L. Calvin, Joseph O. Lane, David C. Myers, Edward A. Ort, Frank L. Paden and Ronald V. Wertz.

BUILDING COMMITTEE:  Richard L. Calvin, Chairman; Ad Hoc.

LONG RANGE AND STRATEGIC PLANNING: William D. Stewart, Chairman; Benjamin R. Brown, Richard L. Calvin, Joseph O. Lane, David C. Myers, Edward A. Ort, Frank
L. Paden and Ronald V. Wertz.

NOMINATING COMMITTEE: William D. Stewart, Chairman; Benjamin R. Brown, Richard L. Calvin, Joseph O. Lane, David C. Myers, Edward A. Ort, Frank L. Paden, and Ronald V. Wertz.

RISK MANAGEMENT AND INSURANCE COMMITTEE: Ronald V. Wertz, Chairman; Benjamin
R. Brown, Richard L. Calvin and Gene Dean, Comptroller.

     The Executive Compensation and Employees Salary Committee reviews the compensation of the official staff and makes recommendations regarding all employee benefits to the Board of Directors. This committee met one time in 1995.

     The Examining Committee directs the activities of the internal audit staff, reviews the internal auditor's reports, reviews all examinations of the Comptroller of the Currency and makes recommendations to the Board regarding the engagement of an external auditing firm to perform the annual audit and prepare income tax returns. This committee met four times during 1995.

     The Discount Committee meets weekly to review all loans made during the previous week and to approve all loan commitments which are either above the assigned lending limits of the loan officers or are not in keeping with existing bank policy.


















     The Nominating Committee makes decisions with respect to: (a) nominees for election as director at the annual meeting of shareholders; (b) nominees to fill Board vacancies between annual meetings; and (c) the composition of membership of the various other standing committees. This committee did not meet in 1995.

     The Building Committee oversees site selection, office additions and modifications. The committee did not specifically meet in 1995, however, the chairman did report to the directors at other meetings.

     The Long Range and Strategic Planning Committee is responsible for formulation and implementation of the Strategic Plan for the operation of the Corporation. This committee met once in 1995.

    The Risk Management and Insurance Committee is responsible for reviewing coverage and protection levels of insurance maintained by the Bank. This committee met once in 1995.

     During 1995, each director standing for re-election was present for more than 75% of the combined number of meetings of the Board of Directors and of
each committee of the Board on which such director served.   There were twelve
regular and seven special meetings of the Board of Directors in 1995.

     Members of the Board of Directors receive $300.00 for each board meeting they attend, and $200.00 for each committee meeting they attend with the exception of inside directors who receive no compensation for committee meetings.

NOTE: THE ABOVE COMMITTEES ARE COMMITTEES OF THE FARMERS NATIONAL BANK OF CANFIELD (the Bank), A WHOLLY OWNED SUBSIDIARY OF FARMERS NATIONAL BANC CORP. CURRENTLY, THE MEMBERS OF FARMERS' BOARD OF DIRECTORS ALSO SERVE AS THE DIRECTORS OF THE BANK, AND ATTEND BOARD MEETINGS FOR BOTH FARMERS AND THE BANK. ALTHOUGH THESE MEETINGS ARE CONDUCTED SEPARATELY ON THE SAME DAY, A MEMBER RECEIVES COMPENSATION (WHICH IS PAID BY FARMERS) FOR ONLY ONE MEETING. CONSEQUENTLY, MEMBERS ATTENDING A MEETING OF THE BOARDS OF BOTH FARMERS AND THE BANK ON A SINGLE DAY ARE CREDITED WITH ONE BOARD MEETING FOR ATTENDANCE AND COMPENSATION PURPOSES.



























RETIREMENT PENSION PLAN

     The following table sets forth the estimated benefits payable on retirement to eligible employees, including all executive officers under The Farmers National Bank of Canfield Salaried Employees Pension Plan ("Pension
Plan"), a Defined Benefit Plan.   The Pension Plan provides for a monthly
benefit based upon the highest average monthly compensation, as actually paid, for the highest five consecutive years of service to termination of employment. The formula is 30% of compensation, reduced 1/20 for each year of service less than twenty, plus 20% of compensation in excess of Social Security base, reduced 1/30 for each year of service less than thirty, at normal retirement age. The Summary Compensation Table shown elsewhere does reflect the compensation which is used to calculate the benefit as stated.
The table below sets forth the annual benefits payable under the Pension Plan to employees assuming they reached the normal retirement age (age 65) on November 1, 1995.

PENSION PLAN DISCLOSURE TABLE

         Final Average             Years of Credited Service
          Earnings ($)
                  15        20       25       30       35
                                                                   .
           70,000       20,478    27,304   28,880   30,456   30,456
           90,000       26,978    35,971   38,213   40,456   40,456
          110,000       33,478    44,637   47,547   50,456   50,456
          130,000       39,978    53,304   56,880   60,456   60,456


     The amounts shown in the foregoing table represent the annual benefit payable to an employee for life on a ten year certain basis and reflect the Social Security integration provisions of the Pension Plan. Optional forms of payment of benefit may commute or reduce the amount shown in the table.

     The Executive Officers that remain active participants in the plan have approximate years of credited service as of November 1, 1995 for Pension Plan purposes as follows: Frank L. Paden, 22; Barbara C. Fisher, 20; Mark L. Graham, 18; Donald F. Lukas, 18; Bradley S. Henderson, 15; Anthony F. Peluso, 10; Carl D. Culp, 7. For the Plan Year beginning November 1, 1995 there were 114 eligible Plan Participants, net of terminations, including the Auxiliary Fund.
























SUMMARY COMPENSATION TABLE

                                                        LONG TERM
                            ANNUAL COMPENSATION     COMPENSATION
 (a)         (b)      (c)      (d)     (e)       (f) (g) (h)         (i)
                                        Other                          All
Name                                   Annual                         Other
and                                    Compen-                       Compen-
Principal                              sation                         sation
Position      Year  Salary($)  Bonus($)  ($)                            ($)
------------------------------------------------------------------------------
W.D. Stewart  1995  $118,727   $2,000   $3,861        N/A            N/A
President     1994   107,950    2,000    1,505
              1993    99,860    2,000    1,544

     Listed is the total compensation paid by the Corporation's subsidiary, The Farmers National Bank of Canfield during the latest fiscal year to the named person(s) for services in all capacities, specifically setting forth the direct compensation to the President. No other executive officer of Farmers receives total annual salary and bonus in excess of $100,000.

     In 1991, as a result of certain changes in the Internal Revenue Code, the Bank's pension plan was amended to reduce significantly the benefits of several key employees, including those of Mr. Stewart. As a result the Bank has entered into Deferred Compensation Agreements with certain of its executive officers, including Mr. Stewart. Under the terms of Mr. Stewart's Deferred Compensation Agreement he will receive monthly payments of $1,665.00 for a period of two hundred and four (204) months, commencing with his retirement at the age of 65. This Agreement also provides that Mr. Stewart will be available to perform consulting services for the Bank during the period he is receiving these payments, and prohibits him from entering into competition with the Corporation during that same period. In the event that any payments should still remain due and payable to Mr. Stewart under the Agreement at the time of his death, those payments would be made to his surviving spouse. In the event that any payment should still remain due and payable to either Mr. Stewart or his spouse under the Agreement at the death of the survivor of them, those payments would be reduced to their then present value at a predetermined rate of interest and paid to the estate of the survivor in a lump sum. Payments will be prorated in the event Mr. Stewart retires before the age of 65, and will be increased proportionately if he retires after the age of 65. The Agreement is funded by a life insurance policy owned by the Bank, on which the Bank is the beneficiary and the premiums of which are paid by the Bank.

NOTE: Tables containing disclosures of Stock Appreciation Rights Plans and Long Term Incentive Plans have been omitted because no such programs exist for either Farmers National Banc Corp or The Farmers National Bank of Canfield.

    No Employment contracts or Golden Parachute Agreements exist between any executive officer and either Farmers National Banc Corp or The Farmers National Bank of Canfield.

INDEBTEDNESS OF MANAGEMENT

     Farmers has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, executive officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Since the beginning of 1995, the largest aggregate extensions of credit to officers, directors and their associates during the year ended December 31, 1995 was $1,032,388 or 3.04% of Equity Capital Accounts. In the opinion of the management of Farmers, these transactions do not involve more than a normal risk of collectability or present other unfavorable features.

NOTE: THE INDEBTEDNESS OF MANAGEMENT INDICATED IN THE ABOVE PARAGRAPH APPLIES TO THE OFFICERS AND DIRECTORS AND THE PERCENTAGE OF DEBT HELD BY THIS GROUP WITH RESPECT TO THE EQUITY CAPITAL ACCOUNTS OF THE CORPORATION'S SUBSIDIARY, THE FARMERS NATIONAL BANK OF CANFIELD.







         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is made up of all of the outside directors of Farmers. No officers of the corporation sit on this committee. This committee reports back to the full board but its' decisions are not subject to full board approval. The committee has the purpose and responsibility of providing the Bank, its staff and the communities it serves with consistent long-term leadership of the highest quality possible while protecting the interests of the shareholders.

   The committee sets the limits for increases in the aggregate for all staff, reviews performance of executive officers and sets their salaries for the coming year. In addition, any incentive/bonus program is set by the board based on the recommendation of the compensation committee.

     The committee takes a straightforward approach to the review of executives and bases its consideration of salaries on specific job performance, contribution to target levels of growth, profitability, stability, capital, return on equity (ROE) and return on assets (ROA). Also considered is the executive's contribution to the general success of the Bank and its business plan and community standing, which cannot necessarily be quantified in an appropriate manner but is weighted heavily in a community bank which is located exclusively in small communities. Successful bank operations are contingent upon accomplishments in all areas and integration with the business community's direction and success in our market areas. Executive performance must therefore be evaluated by using these factors as
well.   Specific results of each executive's area of responsibility are evaluated and considered, but would not be appropriately discussed here as a matter of confidentiality.

   The committee evaluates the President on the same bases as other executive officers with weight being given to the achievement of target levels of growth, capital and return on equity and, in addition, specific target goals of the overall strategic plan of the Bank. The accomplishment of meeting the goals and targets are reflected in the Summary Compensation Table.

  The members of the Compensation Committee are Joseph O. Lane, Chairman; Benjamin R. Brown, David C. Myers, Edward A. Ort and Ronald V. Wertz. None has registered a disagreement with the above report.

     Compensation Committee Interlocks and Insider Participation.

   No member of the Compensation Committee is currently or was at any time, an officer or an employee of, or had an employment agreement with the Corporation or the Bank. No corporate or committee interlocks exist which require disclosure under SEC regulations.





























PERFORMANCE GRAPH

   The Securities and Exchange Commission requires a line graph comparing the cumulative annual shareholders return of the Corporation, over a five year period against an overall stock market index and an industry index, as presented below. The per share price for each quarter, which is the price for each quarterly dividend and is used in the calculations of this graph, is established by the stock's market maker, Butler Wick and Company of Youngstown Ohio.






                   [PERFORMANCE GRAPH FILED IN FORM SE]





TOTAL RETURN GRAPH DATA
   At December 31           1990   1991   1992   1993  1994  1995
Farmers National Banc Corp   100    111    146    203   265   389
NASDAQ Stock Mkt - US        100    161    187    215   210   296
NASDAQ Bank                  100    164    239    272   271   404

NOTE: This graph contains two comparison indices, NASDAQ Stock Mkt-US and NASDAQ Bank, which are broad based indices, and will be used in future graphs as a more appropriate comparison for our bank than the S&P indices.














































                            RELATIONSHIP WITH
                     INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has elected Hill, Barth and King to serve as the corporation's independent public accountant for the fiscal year ending December 31, 1996. Hill, Barth and King also served as the corporation's independent public accountant for the fiscal year ended December 31, 1995. Hill, Barth and King is expected to have a representative present at the annual meeting and will be available to respond to shareholders' questions and, if they desire, will have an opportunity to make any statement they consider appropriate.

SHAREHOLDER PROPOSALS

     Any Shareholder proposal intended to be placed in the Proxy Statement for the 1996 annual meeting to be held in March 1997 must be received by the Corporation no later than December 1, 1996. Written proposals should be sent to Richard L. Calvin, Executive Vice President and Treasurer, Farmers National Banc Corp, 20 South Broad Street, P. O. Box 555, Canfield, Ohio 44406. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

MISCELLANEOUS

     The Board of Directors does not know of matters other than the review of 1995, the election of Directors and the amendment to Article IV as described in this Proxy Statement to be acted upon at the annual meeting. If any other matters should come before the meeting, the proxy holders will vote upon them in accordance with their best judgment.


                              BY ORDER OF THE BOARD OF DIRECTORS
                    WILLIAM D. STEWART, PRESIDENT









































                             (APPENDIX)


FARMERS NATIONAL BANC CORP
PROXY FOR ANNUAL MEETING
20 South Broad St., P.O. Box 555, Canfield, Ohio 44406
SOLICITED BY THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that I, the Undersigned Shareholder of Farmers National Banc Corp of Canfield, Ohio, do hereby nominate and appoint William
D. Calhoun, Ronald V. Wertz and David W. Yeany (no officer or employee of the Corporation may be named as proxy) or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Corporation standing in my name on its books on February 28, 1996, at the annual meeting of its Shareholders to be held at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, on Thursday, March 28, 1996, at 4:30 P.M., Eastern Standard Time, or any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

     1. ELECTION OF DIRECTORS: Fixing the number of Directors to be elected at eight (8) and the election of the eight (8) persons listed in the Proxy Statement dated March 4, 1996 accompanying the notice of said meeting.

         FOR (all nominees except as indicated below) ________ WITHHOLD AUTHORITY (as to all nominees) ________

         To withhold your vote from certain nominees, strike a line through their name.

     Benjamin R. Brown,     Richard L. Calvin,          Joseph O. Lane,

      David C. Myers,         Edward A. Ort,         Frank L. Paden,

     William D. Stewart,       Ronald V. Wertz

     2. AMENDMENT TO ARTICLE IV. Increasing the authorized number of shares to 5,000,000 shares of stock with no par value from 2,400,000 shares of stock with a par value of $2.50 per share.

         FOR ________     AGAINST ________     ABSTAIN ________

     3. SUCH OTHER BUSINESS as may properly come before the meeting or any adjournment thereof.

(Please sign on reverse side and return promptly.)

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED UNLESS OTHERWISE INDICATED. If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     The Board of Directors recommends a vote "FOR" each of the listed propositions. This proxy is solicited on behalf of The Board of Directors and may be revoked prior to its exercise.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE (whether or not you plan to attend the meeting in person).

     IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.



        DATED______________________________________



          NUMBER OF SHARES HELD _____________________



         ____________________________________ (L.S.)



         ____________________________________ (L.S.)

         Signature of Shareholder(s)*




*When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.